UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 APRIL 17, 2006


                                  NELNET, INC.
                    (Exact name of registrant as specified in its charter)


          NEBRASKA                     001-31924                84-0748903
----------------------------       ------------------       -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)

                         121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                           68508
-------------------------------------------------------------------  ----------
                (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (402) 458-2370



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

      Item 8.01  Other Events.

               On April 17, 2006, Nelnet, Inc. issued a press release announcing it received a request as a part of on-going field work related to the audit by the Office of Inspector General of the Department of Education of Nelnet's portfolio of student loans receiving 9.5% special allowance payments. A copy of the press release is attached as an exhibit to this Report.


Item 9.01  Financial Statements and Exhibits.

               (c) Exhibits. The following exhibit is filed as part of this
                   Report:

                  99.1 - Press release dated April 17, 2006 - "Nelnet Receives Request Related to On-going Audit"

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2006

                                            NELNET, INC.



                                            By: /s/ TERRY J. HEIMES
                                                -------------------------------
                                                Terry J. Heimes
                                                Title:   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99.1 Press release dated April 17, 2006 - "Nelnet Receives Request Related to On-going Audit"